THE SHEFFIELD FUNDS, INC.
=============================================================================



April 30, 1997

Dear Shareholder:

The Sheffield Funds continue to benefit from the healthy economic environment of low inflation coupled with strong corporate profit growth. The Total Return Fund, during the first six months of its fiscal year, moved pretty much in lock-step with the broader stock market indices. A hair-raising 10% stock market decline in mid-April quickly reversed itself and the broad market indices (and the Total Return Fund) thereafter moved on to a series of new highs. Bonds did not fare as well as stocks as explained below, but our Bond Fund did perform well relative to its proxy.

As mentioned in previous reports, the combination of a potential tax cut and the probability of further declines in future budget deficits bodes well for both stocks and bonds as we move towards summer.

TOTAL RETURN FUND
Philosophy
----------
The Total Return Fund is a broadly diversified portfolio invested in securities across all economic sectors as illustrated in the chart on the right. Within each sector we attempt to select companies which are experiencing increasing cash flow returns on their invested capital.


		INDUSTRY SECTOR ANALYSIS
		      April 30, 1997

			  S&P      Sheffield Total
		       500 Index     Return Fund
		       ---------   ---------------
Basic Materials           5.1%          6.8%
Energy                    8.9%         10.8%
Industrial               11.1%         14.5%
Conglomerates              .3%          1.2%
Consumer Cyclical        12.7%          6.0%
Consumer Noncyclical     21.3%         21.7%
Technology               16.1%         21.2%
Financial                15.3%         14.3%
Utility                   9.2%          3.4%
Foreign                     0%            0%


Furthermore, we seek out those companies experiencing faster earnings growth rates and faster dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity, as it is easy to overpay for expected future growth. Our stock valuation model therefore aides us in determining whether the current price of a stock is reasonable relative to its expected future growth rate and other factors.

Diversification
---------------
During the past six months, the economic diversification of the Fund remained fairly stable. Given its growth orientation, technology continues to have the heaviest weighting in the Fund relative to its weighting within the S&P 500 Index. Companies in the industrial sector constitute another area of relatively heavier concentration. Many of the companies in this sector have had attractive valuations relative to the overall stock market for the past few years. Now they represent many of the better investment opportunities in a market where fewer attractive investment opportunities remain undiscovered.

Performance
-----------
The Fund has gradually shifted emphasis to larger-capitalization companies during the past 18 months. Presently, the median capitalization of the Fund's security holdings is approximately $9.2 billion. During this period of time, large-cap stocks have outperformed mid-cap stocks and small-cap stocks by a substantial margin. This phenomenon has benefited those managers whose portfolios contain a significant percentage of large-cap stocks. Considering the relatively high valuations of many of these stocks today in relation to their long-term earnings growth rates, further appreciation potential for these bluest of blue chips seems more limited now than at any time in the past few years.

During the past six months, the Fund has generated a total return of 13.8% net of all fees and expenses. The S&P 500 Index has realized a total return of 14.7% during this same period of time.


INTERMEDIATE TERM BOND FUND
Philosophy
----------
Our investment goals for this Fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomena. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in high-yielding common stocks.

Interest rates during the first six months of the Fund's fiscal year have gradually increased due in part to the Federal Reserve increase in the discount rate (see adjoining chart). We believe the impact of this action will be short-lived in the bond markets as the more fundamental unfolding economic events are favoring lower interest rates in the future.


       YIELD CURVE FOR U.S. GOVERNMENT BONDS

	       10/31/96        4/30/97
		Active          Active
	      U.S. Govt       U.S. Govt
		Bonds           Bonds
	      ---------       ---------
 3 mos.         5.14            5.23
 6 mos.         5.26            5.52
 1 year         5.40            5.88
 2 year         5.73            6.27
 3 year         5.86            6.39
 4 year         5.89            6.47
 5 year         6.07            6.56
 7 year         6.14            6.64
10 year         6.34            6.70
20 year         6.69            7.03
30 year         6.64            6.95



Anticipating that rates will continue to decline by virtue of these economic events for the foreseeable future, we have recently begun to increase the average maturity of the bond portfolio. Lengthening the average maturity will result in larger portfolio gains if, in fact, interest rates continue to decline. As of April 30, the portfolio's average maturity was 5.3 years. The Fund is allowed to vary its average maturity within a range of 3 to 7 years.

Other Characteristics
---------------------
While the Fund maintains a portfolio primarily consisting of investment grade bonds (BBB or better) we may drop below this level for the purchase of convertible bonds. Furthermore, if bonds which have been investment grade when we bought them subsequently drop below BBB while we own them, the portfolio managers decide whether to maintain or sell the holdings. The rating mix of the bonds in the Fund's portfolio is presented in the chart to the left.


		RATING MIX

	      AA        8.8%
	       A       58.9%
	     BBB       26.5%
	      BB        2.9%
	       B        2.9%


Performance
-----------
The Bond Fund has continued to outperform its bond market proxy during the first six months of the present fiscal year. Through April 30, 1997, the Fund realized a total return of 2.3%, compared to 1.6% for the Lehman Intermediate Term Bond Index. Rising interest rates during this period, as described above, have modestly reduced the value of the portfolio's bond holdings. This reduction has offset the interest income earned and the equity appreciation, resulting in the total return figure presented above.

Very truly yours,


Roger A. Sheffield, CFA
President


SHEFFIELD TOTAL RETURN FUND
Portfolio of Investments
April 30, 1997
(unaudited)

-----------------------------------------------------------------------------
Short-term Investments (.0%)                  Par                   Value
-----------------------------------------------------------------------------
United Missouri Bank Money Market
(cost - $2,165)                             $2,165                 $2,165


-----------------------------------------------------------------------------
Common Stocks (99.4%)                       Shares
-----------------------------------------------------------------------------
Aerospace - 1.1%
Boeing Co.                                   2,972                293,114
								  -------

Auto/Truck Parts - 1.3%
Autoliv, Inc.                                2,114                 75,054
Genuine Parts Co.                            8,100                262,237
								  -------
								  337,291
								  -------

Banking - 4.9%
BankAmerica Corp.                            2,000                233,750
First Union Corp.                            4,100                344,400
NationsBank Corp.                            6,280                379,155
Summit Bancorp                               6,900                320,850
								  -------
								1,278,155
								---------

Beverages - 4.1%
  Alcoholic - 1.5%
  Anheuser Busch Cos., Inc.                  9,400                403,025
								  -------

  Soft Drink - 2.6%
  Coca-Cola Co.                              5,600                356,300
  Pepsico, Inc.                              9,000                313,875
								  -------
								  670,175
								  -------

Building Materials/Construction - .9%
Masco Corporation                            6,000                226,500
								  -------

Chemicals - 6.1%
  Basic - 4.0%
  DuPont E.I. De Nemours & Co.               2,700                286,538
  Monsanto Co.                              10,000                426,250
  Sherwin-Williams Co.                      11,000                332,750
								  -------
								1,045,538
								---------

  Specialty - 2.1%
  Avery Dennison Corp.                      15,200                558,600
								  -------

Commerical Services - .8%
Accustaff Inc.*                             10,800                197,100
								  -------

Computer Hardware - 3.0%
Cisco Systems, Inc.*                         4,400                227,700
Hewlett Packard Co.                          6,115                321,037
SCI Systems, Inc.*                           4,000                247,000
								  -------
								  795,737
								  -------


-----------------------------------------------------------------------------
Common Stocks - continued                   Shares                  Value
-----------------------------------------------------------------------------
Computer Software - 3.3%
Microsoft Corp.*                             4,600               $558,900
Parametric Technology Corp.*                 6,600                298,650
								  -------
								  857,550
								  -------

Cosmetics - .9%
Avon Products, Inc.                          4,000                247,000
								  -------

Diversified - 4.4%
Allied Signal, Inc.                          4,400                317,900
Johnson Controls Industries, Inc.            7,000                268,625
Morton International, Inc.                   6,200                186,775
PPG Industries, Inc.                         6,900                375,188
								  -------
								1,148,488
								---------

Electrical Equipment - 2.6%
Honeywell, Inc.                              5,100                360,188
Baldor Electric Co.                         12,700                325,437
								  -------
								  685,625
								  -------

Electronics - 7.4%
Avnet, Inc.                                  4,500                273,937
Diebold, Inc.                               11,925                402,469
Eastman Kodak Co.                            3,500                290,938
Eaton Corp.                                  2,700                202,162
Harris Corp.                                 3,100                265,050
Motorola, Inc.                               3,865                220,788
Rockwell International Corp.                 4,100                272,650
								  -------
								1,927,994
								---------

Electronics - Semiconductor - 4.4%
Applied Materials, Inc.*                     6,260                343,518
Intel Corp.                                  3,860                591,062
Linear Technology Corp.                      4,375                219,844
								  -------
								1,154,424
								---------

Financial Services - 2.3%
Franklin Resources, Inc.                     5,550                328,144
MGIC Investment Corp.                        3,400                276,250
								  -------
								  604,394
								  -------

Food Products - 4.7%
Conagra, Inc.                                4,000                230,500
Dole Food Co., Inc.                          5,240                212,875
Hershey Foods Corp.                          6,000                325,500
Philip Morris Cos.                          12,000                472,500
								  -------
								1,241,375
								---------

Household/Office Furnishings - .5%
Herman Miller, Inc.+                         3,600                116,550
								  -------


-----------------------------------------------------------------------------
Common Stocks - continued                   Shares                  Value
-----------------------------------------------------------------------------
Household Products - 3.1%
Colgate Palmolive Co.                        3,700              $ 410,700
Procter & Gamble Co.                         3,300                414,975
								  -------
								  825,675
								  -------

Insurance - 5.9%
Allstate Corp.                               5,898                385,582
Beneficial Corp.                             5,200                332,800
Cigna Corp.                                  1,800                270,675
Reliastar Financial Corp.                    6,600                398,475
SunAmerica, Inc.                             3,200                147,600
								  -------
								1,535,132
								---------

Manufacturing - 5.4%
Donaldson Co., Inc.                          8,500                291,125
Dover Corp.                                  5,000                265,000
Illinois Tool Works Inc.                     3,200                292,400
Manitowoc, Inc.                              5,100                206,550
Stanley Works                                9,000                349,875
								  -------
								1,404,950
								---------

Medical - Pharmaceutical - 7.7%
Abbott Laboratories                          5,000                305,000
Boston Scientific Corp.*                     3,000                144,750
Medtronic Inc.                               4,000                277,000
Merck & Co.                                  4,000                361,500
Pfizer, Inc.                                 6,400                614,400
Schering Plough Corp.                        4,000                319,000
								  -------
								2,021,650
								---------

Office Equipment - 2.6%
Pitney Bowes, Inc.                           4,700                300,800
Xerox Corp.                                  6,300                387,450
								  -------
								  688,250
								  -------

Oil & Gas - 9.4%
Amoco Corp.                                  3,900                326,138
Ashland, Inc.                                3,500                156,187
Exxon Corp.                                  6,000                339,750
Global Marine, Inc.*+                       16,000                322,000
Helmerich & Payne                            4,700                224,425
Mobil Corp.                                  2,390                310,700
Smith International Inc.*                    4,800                227,400
Tidewater, Inc.                              5,920                237,540
Tosco Corp.                                 10,500                311,062
								  -------
								2,455,202
								---------

Restaurants - .9%
Wendy's International, Inc.                 11,600                239,250
								  -------



-----------------------------------------------------------------------------
Common Stocks - continued                   Shares                  Value
-----------------------------------------------------------------------------
Retail - 3.4%
  Department Stores - 2.5%
  Dollar General Corp.                      12,031              $ 380,480
  Wal-Mart Stores, Inc.                     10,000                281,250
								  -------
								  661,730
								  -------

  Grocery - .9%
  Albertsons, Inc.                           7,000                231,000
								  -------

Savings and Loans - 1.2%
John Hancock Bank & Thrift Opportunity Fund  9,600                302,400
								  -------

Telephone - 3.4%
Ameritech Corp.                              6,300                385,088
Cincinnati Bell, Inc.                        7,000                392,000
Lucent Technologies, Inc.                    1,912                112,808
								  -------
								  889,896
								  -------

Transportation - 2.3%
Canadian Pacific Ltd.                       12,000                294,000
Illinois Central Corp. Series A              9,450                314,212
								  -------
								  608,212
								  -------

Utilities - 1.4%
  Natural Gas - 1.4%
  Williams Co., Inc.                         8,512                374,528
								  -------

-----------------------------------------------------------------------------
Total Common Stocks
(cost - $17,254,848)                                          $26,026,510
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Total Investments (99.4%)
(cost - $17,257,013)                                          $26,028,675
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Written Call Options Outstanding  (0%)      Shares                  Value
-----------------------------------------------------------------------------
Global Marine Inc. Call Jul/27.50            7,000                ($1,316)
Herman Miller Inc. Call May/37.50            3,600                 (1,127)
								   -------
								   (2,443)
								   -------

-----------------------------------------------------------------------------
Total Short Options
(Premiums received - $12,836)                                     ($2,443)
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Other Assets, Less Liabilities (.6%)                             $168,016
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Assets (100%)                                             $26,194,248
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Asset Value Per Share                                          $16.07
								    =====
-----------------------------------------------------------------------------
* Non-income producing.
+ Portion of the security is segragated as collateral for call options written. Aggregate value of segregated securities - $257,425




SHEFFIELD INTERMEDIATE TERM BOND FUND
Portfolio of Investments
April 30, 1997
(unaudited)
-----------------------------------------------------------------------------
Short-term Investments (1.6%)                 Par                   Value
-----------------------------------------------------------------------------
UMB Bank Money Market
(cost - $114,038)                         $114,038               $114,038


-----------------------------------------------------------------------------
Common Stocks (11.9%)                       Shares
-----------------------------------------------------------------------------
Auto - 1.0%
General Motors Corp.                         1,200                $69,450
								   ------

Banking - 1.3%
JP Morgan & Co.                                900                 91,687
								   ------

Chemicals - 2.7%
DuPont (E.I.) Denemours & Co.                  965                102,411
Minnesota Mining & Mfg. Co.                  1,055                 91,785
								  -------
								  194,196
								  -------

Food Products - 1.4%
Philip Morris Cos.                           2,475                 97,453
								   ------

Oil & Gas - 3.7%
Chevron Corp.                                1,165                 79,803
Exxon Corp.                                  1,690                 95,696
Texaco, Inc.                                   980                103,390
								  -------
								  278,889
								  -------

Paper & Forest Products - 1.0%
International Paper Co.                      1,700                 71,825
								   ------

Telephone - .8%
AT&T Corp.                                   1,600                 53,600
								   ------

-----------------------------------------------------------------------------
Total Common Stocks
(cost - $592,786)                                                $857,100
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Corporate Bonds and Notes (84.9%)             Par                   Value
-----------------------------------------------------------------------------
Aerospace - 1.4%
Lockheed Martin Corp. 7.250%
  Guaranteed Notes 5/15/06                $100,000                100,158
								  -------

Banking - 9.5%
Banc One Corp. 7.25% Sub. Notes
  8/1/02                                   250,000                252,442
Bankamerica Corp 9.2% Sub. Notes
  5/15/03                                  200,000                219,900
Bankers Trust NY Corp. 9.0% Deb.
  8/1/01                                   200,000                214,254
								  -------
								  686,596
								  -------


-----------------------------------------------------------------------------
Corporate Bonds and Notes - continued         Par                   Value
-----------------------------------------------------------------------------
Commerical Services - 7.5%
Browning-Ferris Industries, Inc. 6.375%
  Notes 1/15/08                            150,000                139,516
Hertz Corp. 7.0% Sr. Notes 4/15/01         200,000                200,196
Service Corp. International 7.375%
  Notes 4/15/04                            200,000                201,106
								  -------
								  540,818
								  -------

Computer Systems - 1.4%
International Business Machines Corp.
  6.375% Notes 6/15/00                     100,000                 98,978
								   ------

Containers - 3.4%
Crown Cork and Seal Co. 6.750%
  Notes 4/15/03                            250,000                245,168
								  -------

Diversified - 1.6%
Allied Signal Inc. 9.875% Deb. 6/1/02      100,000                112,228
								  -------

Electrical Equipment - 6.6%
Eastman Kodak Co. 9.375% Deb. 3/15/03      100,000                111,358
Honeywell, Inc. 7.00% Notes 3/15/07        200,000                196,982
Westinghouse Electric Corp. 8.875%
  Deb. 6/1/01                              160,000                166,920
								  -------
								  475,260
								  -------

Electronics - Semiconductor - 1.4%
Applied Material 8.00% Sr. Notes 9/1/04    100,000                103,682
								  -------

Financial Services - 7.9%
Bear Stearns Co. 6.7% Sr. Notes 8/1/03     200,000                194,788
Household Financial Corp. 6.7%  Notes
  6/15/02                                  180,000                177,057
Household Financial Corp. 7.25% Notes
  5/15/06                                  200,000                198,084
								  -------
								  569,929
								  -------

Healthcare - 3.5%
Rhone-Poulenc 7.75% Notes 1/15/02          250,000                255,455
								  -------

Household Products - 4.4%
Black & Decker 6.625% Notes 11/15/00       320,000                317,341
								  -------

Insurance - 3.0%
Progressive Corp. 10.0% Deb. 12/15/00      200,000                219,496
								  -------

Office Equipment - 3.7%
Xerox Credit Corp. 9.75% Deb. 3/15/00      250,000                269,125
								  -------

Other - .4%
Swedish Export Credit 9.875% Deb.
  3/15/38                                   30,000                 32,048
								   ------



-----------------------------------------------------------------------------
Corporate Bonds and Notes - continued         Par                   Value
-----------------------------------------------------------------------------
Personal & Business Credit - 14.0%
Associate Corp. of N. America 6.375%
  Sr. Notes 10/15/02                       250,000                243,270
Ford Capital BV 9.375% Deb. 5/15/01        200,000                216,494
General Motors Acceptance Corp. 8.4%
  Notes 10/15/99                           200,000                207,566
Sear Roebuck Acceptance Corp. 6.750%
  Notes 9/15/05                            150,000                144,916
Transamerica Financial Corp. 7.5% Sr.
  Notes 3/15/04                            200,000                202,622
								  -------
								1,014,868
								---------

Retail - 5.7%
  Department Stores - 5.0%
  K-Mart Inc. 9.8% Med. Term Notes
    6/15/98                                250,000                251,250
  Wal-Mart Stores 9.1% Notes 7/15/00       100,000                106,773
								  -------
								  358,023
								  -------

  Specialty - .7%
  Fruit of the Loom Inc. 7.875% Sr.
    Notes 10/15/99                          50,000                 51,053
								   ------

Utilities - Electric & Gas - 6.9%
Baltimore Gas & Electric Co. 6.5%
  1st Ref. Mortgage Bonds 2/15/03          140,000                135,954
Commonwealth Edison Co. Mortgage
  9.375% Bonds 2/15/00                     250,000                264,435
Public Service Oklahoma 7.25% 1st
  Mortgage Bonds 1/1/99                    100,000                100,354
								  -------
								  500,743
								  -------

Utilities - Natural Gas - 2.6%
Williams Corp. 6.25% Deb. 2/1/06           200,000                186,232
								  -------


-----------------------------------------------------------------------------
Total Bonds and Notes
(cost - $6,072,427)                                            $6,137,201
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Total Investments (98.4%)
(cost - $6,779,251)                                            $7,108,339
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Other Assets, Less Liabilities (1.6%)                            $113,674
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Assets (100%)                                              $7,222,013
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net Asset Value Per Share                                           $9.31
								    =====
-----------------------------------------------------------------------------
See accompanying notes to the financial statements.







FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
Statements of Assets and Liabilites
April 30, 1997 (unaudited)
-----------------------------------------------------------------------------
					 Sheffield            Sheffield
					   Total             Intermediate
					   Return             Term Bond
					   Fund                  Fund
					 ---------           ------------

Assets:

Investments at value (cost of
  $17,257,013 and $6,779,251,
  respectively)                        $26,028,675             $7,108,339

Receivables:
  Interest                                     ---                121,946
  Dividends                                 20,225                    528
  Portfolio securities sold                237,114                    ---
Prepaid insurance                            9,065                  2,224
					----------              ---------
     Total assets                       26,295,079              7,233,037
					----------              ---------


Liabilities:

Variation Margin -Due to broker              1,800                  1,532
Interest                                     1,363                    ---
Investment securities purchased             67,682                    ---
Oustanding call options written              2,443                    ---
Redemptions payable                            ---                    ---
Accrued expenses                            27,543                  9,492
					   -------                 ------
     Total liabilities                     100,831                 11,024
					   -------                 ------


Net Assets Consisting of:

Undistributed net investment income         (1,877)                15,891
Accumulated net realized gain              994,693                 80,302
Unrealized appreciation on
  investments                            8,782,055                329,088
Paid-in capital applicable to
  1,630,201 and 775,517 shares
  outstanding, respectively, of $.001
  par value capital stock; 5,000,000
  shares authorized in each fund        16,419,377              6,796,732
				       -----------             ----------
     Net Assets                        $26,194,248             $7,222,013
				       -----------             ----------


Net Asset Value Per Share                   $16.07                  $9.31
					    ======                  =====

See accompanying notes to financial statements.


-----------------------------------------------------------------------------
Statements of Operations
For the six months ended April 30, 1997 (unaudited)
-----------------------------------------------------------------------------
					 Sheffield            Sheffield
					   Total             Intermediate
					   Return             Term Bond
					   Fund                  Fund
					 ---------           ------------

Investment Income:

  Interest                               $   2,096              $ 206,990
  Dividends                                232,104                 13,774
					   -------                -------
     Total income                          234,200                220,764
					   -------                -------

Expenses:

Investment advisory fee                    130,832                 33,116
Investment advisory fee waived                 ---                 (8,472)
Administration fee                          24,000                 24,000
Administrative fee waived                      ---                (12,500)
Transfer agency fee                          5,000                  5,000
Distribution expenses                        3,347                  3,345
Custodian fees                               5,951                  2,500
Registration and filing fees                 1,103                  1,103
Professional fees                            4,130                  4,130
Directors fees                               2,400                  2,400
Printing and postage                         3,053                  3,052
Insurance expense                            5,089                  1,193
Other                                          723                    386
					   -------                -------
     Total expenses                        185,628                 59,253
					   -------                -------

     Net investment income                  48,572                161,511
					   -------                -------


Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments         1,022,695                 80,137
Net realized gain (loss) on futures        (28,002)                   166
Change in unrealized appreciation
  (depreciation) on investments          2,292,018                (64,720)
					 ---------                -------

     Net gain on investments             3,286,711                 15,583
					 ---------                 ------

Net increase in net assets from
  operations                            $3,335,283               $177,094
					==========               ========



-----------------------------------------------------------------------------
Statements of Changes in Net Assets
For the six months ended April 30, 1997 (unaudited)
and for the year ended October 31, 1996
-----------------------------------------------------------------------------
						   Sheffield Total
						     Return Fund
				       ----------------------------------
					Six Months
					  ended                Year ended
					 4/30/97                10/31/96
				       -----------             ----------

Increase (Decrease) in Net Assets:
Operations:
  Net investment income                  $  48,572             $  156,995
  Net realized gain on investments       1,022,695              1,446,749
  Net realized loss on futures             (28,002)               (52,828)
  Change in unrealized appreciation
    on investments                       2,292,018              3,183,317
					 ---------              ---------
  Increase in net assets from
    operations                           3,335,283              4,734,233
					 ---------              ---------


Dividends to shareholders from:
  Net investment income                   (140,480)              (184,571)
  Realized gains                        (1,393,921)              (829,079)
					----------               --------

Total distributions to shareholders     (1,534,401)            (1,013,650)
					----------             ----------

Capital transactions:
  Proceeds from shares issued
    through exchange                       299,900              1,148,180
  Proceeds from reinvestment of
    dividends                            1,534,401              1,013,650
  Proceeds from other shares sold          455,713                826,934
  Cost of shares reacquired through
    exchange                              (861,455)              (589,520)
  Cost of other shares reacquired       (2,292,564)            (2,427,588)
					----------             ----------
  Decrease in net assets from capital
    share transactions                    (864,005)               (28,344)
					  --------                -------

Total increase                             936,877              3,692,239
					   -------              ---------


Net Assets:
Beginning of period                     25,257,371             21,565,132
					----------             ----------
End of period                          $26,194,248            $25,257,371
					==========             ==========


Capital transactions in number of shares:
  Shares issued through exchange            19,141                 87,222
  Shares issued in connection with
    reinvestment of dividends              101,281                 79,878
  Other shares sold                         29,101                 57,467
  Shares reacquired through exchange       (54,693)               (42,231)
  Other shares reacquired                 (145,715)              (177,948)
					  --------               --------
  Net increase (decrease) in shares
    outstanding                            (50,885)                 4,388
					    ======                  =====

See accompanying notes to financial statements.



-----------------------------------------------------------------------------
Statements of Changes in Net Assets
For the six months ended April 30, 1997 (unaudited)
and for the year ended October 31, 1996
-----------------------------------------------------------------------------
					       Sheffield Intermediate
						   Term Bond Fund
				       ----------------------------------
					Six Months
					  ended                Year ended
					 4/30/97                10/31/96
				       -----------             ----------

Increase (Decrease) in Net Assets:
Operations:
  Net investment income                   $161,511               $307,236
  Net realized gain on investments          80,137                244,750
  Net realized gain on futures                 166                  1,759
  Change in unrealized appreciation
    on investments                         (64,720)               (55,492)
					   -------                -------
  Increase in net assets from
    operations                             177,094                498,253
					   -------                -------


Dividends to shareholders from:
  Net investment income                   (173,417)              (308,895)
  Realized gains                          (246,510)               (85,839)
					  --------               --------

Total distributions to shareholders       (419,927)              (394,734)
					  --------               --------


Capital transactions:
  Proceeds from shares issued
    through exchange                       861,455                589,520
  Proceeds from reinvestment of
    dividends                              419,927                394,734
  Proceeds from other shares sold          246,400                921,628
  Cost of shares reacquired through
    exchange                              (299,900)            (1,148,180)
  Cost of other shares reacquired         (623,024)            (1,735,152)
					  --------             ----------
  Increase (decrease) in net assets
    from capital share transactions        604,858               (977,450)
					   -------               --------

  Total increase (decrease)                362,025               (873,931)
					   -------               --------

Net Assets:
Beginning of period                      6,859,988              7,733,919
					 ---------              ---------
End of period                           $7,222,013             $6,859,988
					 =========              =========

Capital transactions in number of shares:
  Shares issued through exchange            92,942                 62,061
  Shares issued in connection with
    reinvestment of dividends               45,072                 41,663
  Other shares sold                         26,530                 96,899
  Shares reacquired through exchange       (31,496)              (119,339)
  Other shares reacquired                  (64,775)              (180,660)
					   -------               --------
  Net increase (decrease) in shares
    outstanding                             68,273                (99,376)
					    ======                =======





-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------
For a share outstanding throughout the period.

							 Sheffield Total Return Fund
							 ---------------------------
							    Year ended October 31,
					Six Months
					  ended
					April 30, ------------------------------------------------------------
					   1997        1996        1995         1994       1993       1992
				       -----------------------------------------------------------------------
Net asset value, beginning of period      $15.02      $12.86      $11.53       $12.71     $12.30      $11.82
					  ------      ------      ------       ------     ------      ------
Income from investment operations:
Net investment income                        .03         .09         .11          .10        .12         .09
Net gains (losses) on securities
  (both realized and unrealized)            1.98        2.67        1.68         (.38)      1.75         .47
					    ----        ----        ----         -----      ----         ---
Total from investment operations            2.01        2.76        1.79         (.28)      1.87         .56
					    ----        ----        ----         -----      ----         ---

Less Distributions:
Dividends (from net investment income)      (.09)       (.11)       (.12)        (.11)      (.12)       (.08)
Distributions (from realized gains)         (.87)       (.49)       (.34)        (.79)     (1.34)        ---
					    -----       -----       -----        -----     ------        ----
Total distributions                         (.96)       (.60)       (.46)        (.90)     (1.46)       (.08)
					    -----       -----       -----        -----     ------       -----

Net Asset Value, end of period            $16.07      $15.02      $12.86       $11.53     $12.71      $12.30
					  ======      ======      ======       ======     ======      ======

Total return                               13.80%      22.36%      16.33%      -2.31%      16.59%       4.79%
Ratios/supplemental data:
Net assets, end of period (000's)         $26,194     $25,257     $21,565     $18,185     $27,504     $19,380
Ratio of expenses to average
  net assets                               1.41%*       1.44%       1.60%       1.50%       1.47%       1.66%
Ratio of net investment income
  to average net assets                     .37%*        .66%        .90%        .83%       1.00%        .82%
Portfolio turnover rate                   33.26%*      57.17%      55.16%      51.25%     100.28%     119.87%
Average commission per share+             $.079        $.076        (a)         (a)         (a)         (a)

*   Annualized.

+ Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a)  Disclosure not applicable to prior periods.

See accompanying notes to financial statements.



-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------
For a share outstanding throughout the period.

						   Sheffield Intermediate Term Bond Fund
						   -------------------------------------
							  Year ended October 31,
					  Six Months
					    ended
					   April 30, -------------------------------------------------------
					      1997       1996       1995      1994        1993        1992
					 -------------------------------------------------------------------
Net asset value, beginning of period         $9.70      $9.59      $9.06     $10.14      $9.98       $9.81
					     -----      -----      -----     ------      -----       -----
Income from investment operations:
Net investment income                          .21        .46        .53        .48        .52         .58
Net gains (losses) on securities
  (both realized and unrealized)               .02        .24        .60       (.71)       .32         .17
					      ----       ----       ----       -----      ----        ----
Total from investment operations               .23        .70       1.13       (.23)       .84         .75
					      ----       ----       ----       -----      ----        ----

Less Distributions:
Dividends (from net investment income)        (.25)      (.47)      (.57)      (.45)      (.58)       (.58)
Distributions (from realized gains)           (.37)      (.12)      (.03)      (.40)      (.10)        ---
					      -----      -----      -----      -----      -----       -----
Total distributions                           (.62)      (.59)      (.60)      (.85)      (.68)       (.58)
					      -----      -----      -----      -----      -----       -----

Net Asset Value, end of period               $9.31      $9.70      $9.59      $9.06     $10.14       $9.98
					     =====      =====      =====      =====     ======       =====

Total return                                 2.28%      7.64%     12.89%     -2.42%      8.73%       7.78%
Ratios/supplemental data:
Net assets, end of period (000's)           $7,222     $6,860     $7,734     $9,284     $7,698     $11,973
Ratio of expenses to average net
  assets                                   1.79%+*     1.86%+     1.78%+     2.08%+     2.04%+       1.91%
Ratio of net investment income
  to average net assets                     4.87%*      4.87%      5.61%      5.01%      5.19%       5.87%
Portfolio turnover rate                    25.18%*     33.65%     34.99%     30.38%     21.70%      59.54%
Average commission per share++               $.080      $.079      (a)        (a)        (a)         (a)

*  Annualized.

+ Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.39%, 2.47%, 2.03%, 2.34%, and 2.17% for the period ending April 30, 1997 and for the years 1996, 1995, 1994, and 1993, respectively.

++ Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a)  Disclosure not applicable to prior periods.

See accompanying notes to financial statements.






Notes to Financial Statements
----------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. Security Valuation - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. Futures Contracts - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At April 30, 1997, there were no open futures contracts.

D. Option Writing - When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E. Federal Income Taxes - No provision for federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.
At April 30, 1997, the aggregate cost of securities for federal income tax and financial reporting purposes for the Total Return Fund was $17,257,013 and net unrealized appreciation aggregated $8,771,662 of which $8,954,507 related to appreciated securities and $182,845 related to depreciated securities. Net appreciation on call options outstanding amounted to $10,393. The aggregate tax cost of securities for the Bond Fund was $6,779,251 and net unrealized appreciation aggregated $329,088, of which $386,559 related to appreciated securities and $57,471 related to depreciated securities.

F. Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory and Other Agreements. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.
The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the six-month period ended April 30, 1997, amounted to approximately $8,500.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the six-month period ended April 30, 1997, SIMI waived administrative fees to the Bond Fund amounting to approximately $12,500.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

Note 3. Securities Transactions. For the six-month period ended April 30, 1997, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the funds were as follows:


      Total Return               Intermediate Term
	  Fund                       Bond Fund
------------------------------------------------------
 Purchases        Sales        Purchases        Sales
-----------    -----------    -----------    ---------
$ 4,350,093    $ 5,852,847    $ 1,078,505    $ 745,539



The Total Return Fund had transactions in call options as follows:


				Number of
				Contracts       Premiums
Options outstanding at
   October 31, 1996                40            $11,920
Options written                   116             16,056
Options bought back               (40)           (12,923)
Options purchased                (130)            (8,397)
Options sold                      130              8,397
Options assigned                  (10)            (2,217)
				 ----           --------
Options outstanding at
   April 30, 1997                 106            $12,836
				 ====            =======


Note 4. Related Party Stockholders. At April 30, 1997, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 9,509 shares of the Bond Fund and 13,219 shares of the Total Return Fund. The President of SIMI and related family members owned 2,570 shares of the Total Return Fund.